Standardized Measure Of Discounted Future Net Cash Flows	12 Months Ended
Dec. 31, 2011
Standardized Measure Of Discounted Future Net Cash Flows
23.	STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS (UNAUDITED)

FASB ASC 932 prescribes guidelines for computing a standardized measure of future net cash flows and changes therein relating to the estimated proved reserves. We followed these guidelines, which are briefly discussed below.

Future cash inflows and future production and development costs are determined by applying year-end prices and costs to estimate quantities of oil and natural gas to be produced. Actual future prices and costs may be materially higher or lower than the year-end prices and costs used. Estimates are made of quantities of estimated proved reserves and the future periods during which they are expected to be produced based on year-end economic conditions. The resulting future net cash flows are reduced to present value amounts by applying a 10.0% annual discount factor.

The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these estimates reflect the valuation process.

The following summary sets forth our future net cash flows relating to proved oil and natural gas reserves based on the standardized measure prescribed by FASB ASC 932 at December 31, 2011, 2010 and 2009 ($ in thousands):

	2011	2010	2009
Future Cash Inflows	$2,333,513 (a)	$1,335,068 (b)	$844,811 (c)
Future Costs:
Production	(880,077)	(542,814)	(370,212)
Abandonment	(65,560)	(63,637)	(63,333)
Development	(251,821)	(152,965)	(86,819)

Net Future Cash Inflow Before Income Taxes	1,136,055	575,652	324,447
Future Income Tax Expense	(277,568)	(139,482)	(53,703)

Total Future Net Cash Flows Before 10.0% Discount	858,487	436,170	270,744
Less: Effect of a 10.0% Discount Factor	(444,552)	(248,105)	(126,365)

Standardized Measure of Discounted Future Net Cash Flows	$413,935	$188,065	$144,379

(a)	Calculated using weighted average prices of $4.55 per Mcf, $92.45 per barrel of oil and $46.34 per barrel of NGLs
(b)	Calculated using weighted average prices of $4.57 per Mcf, $76.03 per barrel of oil and $31.71 per barrel of NGLs
(c)	Calculated using weighted average prices of $3.87 per Mcf and $57.65 per barrel of oil and NGLs

For purposes of consistency with 2011 calculations, we have revised certain amounts relating to changes in the standard measure of discounted future net cash flows with no effect to the previously reported period end measures. The principal sources of change in the standardized measure of discounted future net cash flows are as follows:

	2011	2010	2009
Standardized Measure – Beginning of Period	$188,065	$144,379	$68,945
Revisions of Previous Estimates:
Changes in Prices and Production Costs	29,223	33,083	35,466
Revisions in Quantities	40,525	(36,541)	90,475
Changes in Future Development Costs	(19,539)	(46,082)	32,431
Accretion of Discount and Timing of Future Cash Flows	25,218	17,438	6,895
Net Change in Income Tax (a)	(42,875)	(34,117)	(30,000)
Purchase (Sale) of Reserves in Place	0	(10,438)	0
Plus Extensions, Discoveries, and Other Additions	159,047	44,135	5,715
Development Costs Incurred	61,290	24,825	12,211
Sales of Product – Net of Production Costs	(78,763)	(42,568)	(26,376)
Changes in Timing and Other	51,744	93,951	(51,383)

Standardized Measure – End of Period	$413,935	$188,065	$144,379